Exhibit 10.1

SEVENTH AMENDMENT TO THE SECOND AMENDED
AND RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS SEVENTH AMENDMENT TO THE SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of July 23, 2014 (this “Amendment”), is entered into by and among U. S. STEEL RECEIVABLES LLC, a Delaware limited liability company, as Seller (the “Seller”), UNITED STATES STEEL CORPORATION (in its individual capacity “USS”), a Delaware corporation, as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), the FUNDING AGENTS listed on the signature pages hereto, the CP CONDUIT PURCHASERS listed on the signature pages hereto, the COMMITTED PURCHASERS listed on the signature pages hereto, the LC BANKS listed on the signature pages hereto and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as Collateral Agent for the CP Conduit Purchasers, Committed Purchasers and LC Banks (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Second Amended and Restated Receivables Purchase Agreement, dated as of September 27, 2006 (as amended or otherwise modified through the date hereof, the “Agreement”), among the Seller, the Servicer, the CP Conduit Purchasers from time to time party thereto, the Committed Purchasers from time to time party thereto, the LC Banks from time to time party thereto, the Funding Agents and the Collateral Agent.
WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein.
NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:
SECTION 1. Amendment to the Agreement. Clause (k) of Exhibit V to the Agreement is hereby amended and restated in its entirety as follows:
USS or any of its Subsidiaries (other than U. S. Steel Canada Inc. and its Subsidiaries that are organized in Canada or any province thereof, in each case, so long as such Person is not a party to any Transaction Document) shall fail to pay any principal of or premium or interest on any of its Debt that is outstanding in a principal amount of at least $100,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Debt; it being agreed that, solely for purposes of this clause (k), the term “Subsidiaries” shall not include any entity that is not, directly or indirectly, wholly owned by the Servicer so long as the Servicer has no obligation to pay the applicable Debt of such entity in the event of a default by such entity; and
SECTION 2.     Waiver. Each Funding Agent, each CP Conduit Purchaser, each Committed Purchaser and the Collateral Agent, hereby waives any Termination Events and Unmatured Termination Events occurring solely and directly as a result of the acceleration by the holders of the 2.75% Senior Convertible Notes of USS due 2019 (the “Specified Debt”) due to the acceleration of any Debt of U. S. Steel Canada Inc. or any of U. S. Steel Canada Inc.’s Subsidiaries but only if the Specified Debt is paid in full promptly, but not later than two Business Days, following such acceleration (such event, the “Subject Event”). The waiver granted pursuant to this Section 2 shall be limited precisely as written and shall not extend to any other Termination Events or Unmatured Termination Events now existing or hereafter occurring. Without limiting the generality of the foregoing and for the avoidance of doubt, none of the parties hereto is hereby waiving or releasing, nor have they agreed to waive or release in the future, any right or claim to indemnification or reimbursement by, or damages from, the Seller, the Servicer or any other Person under any Transaction Document, including without limitation, for any liability, obligation, loss, damage, penalty, judgment, settlement, cost, expense or disbursement resulting or arising directly or indirectly from the Subject Event or otherwise.
SECTION 3.     Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.
SECTION 4.     Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent of each of the following, each in form and substance satisfactory to the Collateral Agent:

(i)	counterparts of this Amendment duly executed by each of the parties hereto;

(ii)	evidence that each Funding Agent is in receipt of the Amendment Fee owing to such Funding Agent pursuant to this Agreement; and

(iii)
evidence of the payment by the Seller and the Servicer of all fees (including all due diligence costs and expenses and attorneys’ fees, costs and expenses) due and payable as of the date of this Amendment to the Collateral Agent, each Funding Agent and their collective counsel, in each case, reasonably satisfactory to the Collateral Agent and the applicable Funding Agent, as the case may be.
SECTION 5.     Representations and Warranties of USS and Seller; Further Assurances. Each of USS and the Seller hereby represents and warrants to the Collateral Agent, each Funding Agent and each Purchaser as follows:
A.    Representations and Warranties. Each of the representations and warranties made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct and correct as of such earlier date).
B.    Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.
C.    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
D.    Further Assurances. Each of the Seller and the Servicer hereby agree to provide (or to cause to be provided) to the Collateral Agent and each Funding Agent, a copy of all documents, agreements, instruments, certificates or other records or receipts, if any, relating to the subject matter of this Amendment, as the Collateral Agent or any Funding Agent may reasonably request.
SECTION 6.     Miscellaneous.
A.    This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
B.    The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
C.    This Amendment may not be amended or otherwise modified except as provided in the Agreement.

D.    Any provision in this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
E.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).
F.    In consideration of the execution and delivery of this Amendment, the Seller hereby agrees to pay, to each Funding Agent on behalf of the Purchasers in such Funding Agent’s Purchaser Group, a fully earned and non-refundable fee (an “Amendment Fee”) equal to the product of (i) 0.05%, times (ii) the Commitment of such Funding Agent’s Purchaser Group on the date hereof. Each Amendment Fee shall be payable by the Seller in immediately available funds on or prior to the date hereof.
(Signatures begin on the next page)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
UNITED STATES STEEL CORPORATION,

as initial Servicer
By: _/s/ L. T. Brockway
Name: L. T. Brockway
Title:    Senior Vice President
    Chief Risk Officer and Treasurer
U. S. STEEL RECEIVABLES LLC, as Seller
By:     /s/ G. P. Schmidt
Name:    G. P. Schmidt
Title:     Treasurer
LIBERTY STREET FUNDING LLC,
as a CP Conduit Purchaser
By:         /s/ Jill A. Russo_____
Name:         Jill A. Russo
Title:         Vice President
THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street Funding LLC
By:         /s/_Paula Czach____
Name:         Paula Czach
Title:         Managing Director
THE BANK OF NOVA SCOTIA, as LC Bank for the Purchaser Group for which The Bank of Nova Scotia acts as Funding Agent
By:         /s/_Paula Czach____
Name:         Paula Czach
Title:         Managing Director

THE BANK OF NOVA SCOTIA, as Funding Agent for Liberty Street Funding LLC, as CP Conduit Purchaser and The Bank of Nova Scotia, as Committed Purchaser and as LC Bank
By:         /s/_Paula Czach____
Name:         Paula Czach
Title:         Managing Director
PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser
By:         /s/ Mark Falcione
Name:         Mark Falcione
Title:         Executive Vice President
PNC BANK, NATIONAL ASSOCIATION, as LC Bank for the Purchaser Group for which PNC Bank, National Association acts as Funding Agent
By:         /s/ Mark Falcione
Name:         Mark Falcione
Title:         Executive Vice President
PNC BANK, NATIONAL ASSOCIATION, as Funding Agent for PNC Bank, National Association, as Committed Purchaser and LC Bank
By:         /s/ Mark Falcione
Name:         Mark Falcione
Title:         Executive Vice President
THE BANK OF NOVA SCOTIA,
as Collateral Agent
By:         /s/_Paula Czach____
Name:         Paula Czach
Title:         Managing Director